COLUMBIA ACORN TRUST

Columbia Acorn SelectSM

(the “Fund”)

Supplement dated January 24, 2012 to the Prospectuses dated May 1, 2011, as supplemented,

and the Statement of Additional Information dated May 1, 2011

Effective January 31, 2012, the Fund will no longer be classified as a non-diversified investment company within the meaning of Section 5(b) of the Investment Company Act of 1940.

(A) Effective January 31, 2012, the Fund’s prospectuses dated May 1, 2011, as supplemented, are further supplemented as follows:

(1)	The last sentence of the fourth paragraph under the heading Principal Investment Strategies is replaced in its entirety with the following:

The Fund was previously registered as a non-diversified investment company. The Fund has changed its classification from non-diversified to diversified. The Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders.

(2)	The last bullet point under the heading Principal Risks is deleted in its entirety.

(B)	Effective January 31, 2012, the third paragraph that appears under the heading About the Trust in the Fund’s Statement of Additional Information dated May 1, 2011 is replaced in its entirety with the following:

Each of the Funds is a series of the Trust and each Fund operates as a diversified investment company. Each of the Funds has a fiscal year end of December 31st.

C-1586-2 A (1/12)